APEX MUNICIPAL
                                                                  FUND, INC.

                                 [GRAPHIC OMITTED]

                                                         STRATEGIC
                                                                  Performance

                                                                  Annual Report
                                                                  June 30, 2000

                            APEX MUNICIPAL FUND, INC.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of June 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................     6.5%
AA/Aa ...............................................................     1.3
BBB/Baa .............................................................    10.0
BB/Ba ...............................................................    13.4
B/B .................................................................     5.6
CCC/Caa .............................................................     4.5
CC/Ca ...............................................................     3.1
NR (Not Rated) ......................................................    51.9
Other+ ..............................................................     1.3
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

                                        Apex Municipal Fund, Inc., June 30, 2000

DEAR SHAREHOLDERS

For the year ended June 30, 2000, Apex Municipal Fund, Inc. earned $0.662 per share income dividends, which included earned and unpaid dividends of $0.050. This represents a net annualized yield of 7.10%, based on a month-end net asset value of $9.33 per share. Over the same period, the Fund's total investment return was -3.23%, based on a change in per share net asset value from $10.37 to $9.33, and assuming reinvestment of $0.665 per share income dividends.

The Municipal Market Environment

At the start of the year, fixed-income bond yields were initially pushed higher as US economic growth remained robust. After growing at a 7.3% rate during the fourth quarter of 1999 and a 4.2% annual rate for all of 1999, first quarter of 2000 gross domestic product was 5.5%. However, despite these significant growth rates, few price measures showed any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970 and rising energy prices. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases occur. By late January 2000, US Treasury bond yields rose more than 25 basis points (0.25%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term, tax-exempt bond yields rose approximately 15 basis points to 6.35%.

Since then, however, fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance -- both current, and more importantly, expected future issuance -- helped push bond yields lower from late-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both of these actions resulted in a significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 100 basis points to 5.67%. However, bond yields rose somewhat during the remainder of the period as economic statistics were released indicating that the economic strength seen in late 1999 was continuing into early 2000. The domestic decline in long-term US Treasury yields has resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buy-backs than with market expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 60 basis points to end the June period at 5.90%.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields have declined more than 30 basis points to finish the six-month period ended June 30, 2000 at 5.90%.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term, tax-exempt securities has dramatically declined. Over the last year, $199 billion in new long-term municipal securities was issued, a decline of almost 20% versus the same period a year earlier. For the six months ended June 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of over 20% compared to the same period in 1999.

Although investors received more than $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during January and February, and expect to receive a similar amount on June 1 and July 1, 2000, along with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of over $12 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been drawn to the municipal bond market by historically attractive tax-exempt bond yield ratios of more than 90% have found other asset classes even more compelling. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board, as well as the expected action in August 2000, should eventually slow US economic growth. Recent declines in US new home sales are perhaps among the first signs that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

During the six-month period ended June 30, 2000, the volatile nature of fixed-income markets fostered an environment characterized by an above-average degree of both risk and opportunity. At 1999 year-end, credit spreads were subjected to a considerable amount of strain, as issuers, pressured by concerns over the century date change, attempted to float debt at a time when investors were understandably reluctant to commit capital. Consequently, borrowers were forced to raise yields in an effort to attract sufficient buying interest. Since credit spreads have yet to recover, there is presently an opportunity for investing. The current environment has afforded us the chance to aggressively pursue an investment strategy that has been in place for some time now. In our effort to maintain an attractive dividend, we consistently sought to improve the average degree of protection from early redemption with respect to the Fund's holdings. In our opinion, it is possible to limit the Fund's exposure to this type of reinvestment risk and avoid the potential loss of income should issuers redeem outstanding debt as interest rates fall. Generally speaking, with lesser-quality, tax-exempt bonds offering some of the most attractive yields in recent years, the gradual restructuring of the portfolio can be accomplished without having to forgo income. Given that no such opportunity has existed for years, the argument for aggressively pursuing this strategy becomes even more compelling.

However, it is important to understand that an element of risk remains. This focus has necessitated the purchase of relatively current issues, which typically possess the most attractive redemption features. Generally, these issues also tend to be subject to a higher degree of interest rate volatility, which in turn has had the effect of extending the Fund's overall measure of duration and thereby increasing the portfolio's own measure of interest rate sensitivity. In the past we stated that our intention in managing this


                                     2 & 3

                                        Apex Municipal Fund, Inc., June 30, 2000

Fund was not to forecast the direction of long-term interest rates. However, the value inherent in the current market environment suggests that a higher tolerance for interest rate risk may well be appropriate.

Perhaps the most adversely affected industry in the portfolio was healthcare, since nonprofit hospitals have faced increased competition from managed care, rising costs and reduced reimbursement rates. We have been extremely cautious regarding this sector for some time. However, even though it remains a significant percentage of the Fund's assets, the bulk of our exposure lies with long-term care facilities and human service providers. These issuers tend not to be subject to the same degree of competitive pressure and, with respect to the former, stand to benefit from favorable demographic trends while the latter receive significant support in the form of state funding.

Corporate-related credits, which have long been a dominant component of our holdings, also suffered from the general deterioration in liquidity despite favorable ratings actions affecting about 5% of the Fund's net assets. One ongoing focus was issuance on behalf of investor owned utilities. In addition, during the past year, two separate issuers (representing 7.5% of our holdings) were the beneficiaries of ratings upgrades. The prospect of ongoing consolidation within this industry suggests that additional upside from a credit standpoint remains likely.

In Conclusion

We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

July 31, 2000


SCHEDULE OF INVESTMENTS                                           (in Thousands)

                          S&P     Moody's     Face
STATE                   Ratings   Ratings    Amount  Issue                                                                    Value
====================================================================================================================================
Alabama--1.5%           B         NR*        $1,000  Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                     America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009            $  1,031
                        CCC       Ca          5,285  Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding Bonds
                                                     (Mobile Energy Services Co. Project), 6.95% due 1/01/2020 (g)             1,712
====================================================================================================================================
Arizona--3.5%           NR*       NR*         1,505  Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King
                                                     Apartments Project), Sub-Series C, 9.50% due 11/01/2031                   1,521
                        NR*       B1          4,000  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                     (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023            3,535
                        B+        Ba3         1,500  Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                                     (Tucson Electric Power Company Project), Series C, 6% due 9/01/2029       1,290
====================================================================================================================================
California--3.5%        NR*       NR*         2,000  Long Beach, California, M/F Housing Redevelopment Agency Revenue
                                                     Bonds (Pacific Court Apartments), AMT, Issue B, 6.95%
                                                     due 9/01/2023 (g)                                                         1,240
                        AAA       NR*         5,500  Los Angeles, California, Department of Water and Power, Electric
                                                     Plant Revenue Bonds, RIB, Series 144, 6.35% due 6/15/2029 (b)(e)          5,190
====================================================================================================================================
Colorado--3.0%          NR*       NR*         1,700  Colorado Post-Secondary Educational Facilities Authority Revenue
                                                     Bonds (Colorado Ocean Journey Inc. Project), 8.30% due 12/01/2017         1,850
                        NR*       NR*         3,000  Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                     Bonds (Pavilions), AMT, 7.75% due 9/01/2016                               3,174
                        A1+       VMIG1+        500  Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                     VRDN, 4.50% due 5/01/2013 (a)(f)                                            500
====================================================================================================================================
Connecticut--4.0%       BB+       Ba1         8,225  Connecticut State Development Authority, PCR, Refunding
                                                     (Connecticut Light and Power Company), Series A, 5.85% due 9/01/2028      7,287
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
EDA    Economic Development Authority
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
VRDN   Variable Rate Demand Notes


                                     4 & 5

                                        Apex Municipal Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                          S&P     Moody's     Face
STATE                   Ratings   Ratings    Amount  Issue                                                                    Value
====================================================================================================================================
Florida--10.6%          NR*       NR*        $  960  Arbor Greene Community Development District, Florida, Special
                                                     Assessment Revenue Bonds, 7.60% due 5/01/2018                          $  1,003
                        NR*       NR*         8,562  Florida HFA, M/F Housing Revenue Bonds (Palm Aire), AMT, 10% due
                                                     1/01/2020 (g)                                                             8,560
                        NR*       NR*         3,000  Lee County, Florida, IDA, Health Care Facilities Revenue Bonds
                                                     (Cypress Cove Healthpark), Series A, 6.375% due 10/01/2025                2,603
                        NR*       NR*         3,800  Parkway Center, Florida, Community Development District Special
                                                     Assessment Refunding Bonds, Series B, 8% due 5/01/2010                    3,739
                        NR*       NR*         3,395  Tampa Palms, Florida, Open Space and Transportation Community
                                                     Development District Revenue Bonds, Capital Improvement
                                                     (Richmond Place Project), 7.50% due 5/01/2018                             3,498
====================================================================================================================================
Georgia--2.1%           NR*       NR*         3,815  Atlanta, Georgia, Urban Residential Finance Authority, M/F
                                                     Mortgage Revenue Bonds (Northside Plaza Apartments Project),
                                                     AMT, 9.75% due 11/01/2020                                                 3,925
====================================================================================================================================
Idaho--0.8%             NR*       NR*         1,470  Idaho Health Facilities Authority, Revenue Refunding Bonds
                                                     (Valley Vista Care Corporation), Series A, 7.75% due 11/15/2016           1,419
====================================================================================================================================
Illinois--1.9%          NR*       NR*         3,190  Illinois Development Finance Authority, Primary Health Care
                                                     Centers Facilities, Acquisition Program Revenue Bonds,
                                                     7.75% due 12/01/2016                                                      3,427
====================================================================================================================================
Indiana--2.4%           NR*       NR*         2,600  Indiana State Educational Facilities Authority, Revenue Refunding
                                                     Bonds (Saint Joseph's College Project), 7% due 10/01/2029                 2,604
                        NR*       NR*         1,925  Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                                     Project), Series B, 7.50% due 10/01/2029                                  1,863
====================================================================================================================================
Iowa--6.5%              NR*       NR*        10,000  Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                                     Bonds (Care Initiatives Project), 9.25% due 7/01/2025                    11,916
====================================================================================================================================
Louisiana--3.1%         CC        NR*         5,500  Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                     Company Project), 7.50% due 7/01/2013                                     5,582
====================================================================================================================================
Maryland--3.8%          NR*       NR*         1,875  Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                                     (Arundel Mills Project), 7.10% due 7/01/2029                              1,856
                        NR*       NR*         5,000  Maryland State Energy Financing Administration, Limited Obligation
                                                     Revenue Bonds (Cogeneration--AES Warrior Run), AMT,
                                                     7.40% due 9/01/2019                                                       5,060
====================================================================================================================================
Massachusetts--3.0%     NR*       NR*         1,355  Boston, Massachusetts, Industrial Development Financing Authority,
                                                     Solid Waste Disposal Facility Revenue Bonds (Jet-A-Way Project),
                                                     AMT, 10.50% due 1/01/2011                                                 1,423
                        NR*       NR*         1,900  Massachusetts State Industrial Finance Agency Revenue Bonds, Sewer
                                                     Facility (Resource Control Composting), AMT, 9.25% due 6/01/2010          1,934
                        NR*       NR*         2,000  Massachusetts State Port Authority, Special Project Revenue Bonds
                                                     (Harborside Hyatt Project), AMT, 10% due 3/01/2026                        2,081
====================================================================================================================================
Minnesota--1.8%         NR*       NR*         3,250  Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza
                                                     Apartments Project), 9.375% due 12/01/2024                                3,302
====================================================================================================================================
Mississippi--0.7%       NR*       NR*         1,300  Mississippi Development Bank, Special Obligation Revenue Refunding
                                                     Bonds (Diamond Lakes Utilities), Series A, 6.25% due 12/01/2017           1,219
====================================================================================================================================
Nevada--1.1%            BBB+      Baa1        2,500  Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                     Healthcare West--Saint Rose Dominican Hospital), 5.375% due 7/01/2026     1,951
====================================================================================================================================
New Jersey--10.7%                                    Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                     (Holt Hauling & Warehousing), AMT, Series A:
                        CCC+      NR*         2,000    9.625% due 1/01/2011                                                    1,983
                        CCC+      NR*         4,500    9.875% due 1/01/2021                                                    4,455
                        CCC       B2          6,000  Camden County, New Jersey, Pollution Control Financing Authority,
                                                     Solid Waste Resource Recovery Revenue Refunding Bonds, AMT,
                                                     Series A, 7.50% due 12/01/2010                                            5,739
                        NR*       NR*         3,000  New Jersey EDA, Economic Development Revenue Bonds (Glimcher
                                                     Properties LP Project), AMT, 6% due 11/01/2028                            2,686
                        BBB-      NR*         1,500  New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                                     Series C, 5.50% due 1/01/2028                                             1,157
                        NR*       NR*         1,500  New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                     7% due 10/01/2014                                                         1,514
                        BBB-      Baa3        2,000  New Jersey Health Care Facilities Financing Authority Revenue
                                                     Refunding Bonds (Trinitas Hospital Obligation Group),
                                                     7.375% due 7/01/2015                                                      2,015
====================================================================================================================================
New Mexico--2.6%        B+        Ba3         5,000  Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Co.--
                                                     San Juan Project), Series A, 6.95% due 10/01/2020                         4,795
====================================================================================================================================
New York--1.8%                                       Utica, New York, GO, Public Improvement:
                        CCC       Ba3           700    9.25% due 8/15/2004                                                       770
                        CCC       Ba3           700    9.25% due 8/15/2005                                                       782
                        CCC       Ba3           635    9.25% due 8/15/2006                                                       721
                        CCC       Ba3           475    8.50% due 8/15/2013                                                       527
                        CCC       Ba3           475    8.50% due 8/15/2014                                                       526
====================================================================================================================================
North Carolina--1.3%    AA        NR*         2,750  Cumberland County, North Carolina, Hospital Facilities Revenue
                                                     Refunding Bonds (Cumberland County Hospital System),
                                                     5.25% due 10/01/2024                                                      2,453
====================================================================================================================================
Ohio--2.3%              NR*       Ba2         5,000  Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                     (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019            4,210
====================================================================================================================================
Oregon--1.6%            NR*       NR*         2,160  Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                                     Cogeneration Project), Senior Lien, 6% due 1/01/2025                      1,899
                        NR*       NR*         1,000  Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                     Bonds (Wauna Cogeneration Project), AMT, Series B,
                                                     7.40% due 1/01/2016                                                       1,027
====================================================================================================================================
Pennsylvania--9.2%      NR*       NR*         2,000  Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                     Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023           1,667
                                                     Montgomery County, Pennsylvania, Higher Education and Health
                                                     Authority, Revenue Refunding Bonds (Faulkeways at Gwynedd Project):
                        BBB+      NR*           900    6.75% due 11/15/2024                                                      873
                        BBB+      NR*           925    6.75% due 11/15/2030                                                      888
                                                  4  Northhampton Pulp LLC (d)(g)                                                537
                        AAA       Aaa         2,000  Pennsylvania State Higher Education Assistance Agency, Student
                                                     Loan Revenue Bonds, RIB, AMT, 7.601% due 3/01/2022 (a)(e)                 2,040
                        AAA       NR*         4,000  Pennsylvania State Higher Educational Facilities Authority, College
                                                     and University Revenue Bonds (Eastern College), Series B,
                                                     8% due 10/15/2006 (c)                                                     4,733
                        A1+       NR*           300  Pennsylvania State Higher Educational Facilities Authority,
                                                     Revenue Refunding Bonds (Carnegie Mellon University), VRDN,
                                                     Series D, 4.55% due 11/01/2030 (f)                                          300
                        NR*       NR*         5,500  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                     Development, AMT, 7.75% due 12/01/2017                                    5,757
====================================================================================================================================


                                     6 & 7

                                        Apex Municipal Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                          S&P     Moody's     Face
STATE                   Ratings   Ratings    Amount  Issue                                                                    Value
====================================================================================================================================
South Carolina--1.0%    NR*       NR*       $ 2,000  South Carolina Jobs Economic Development Authority, Health
                                                     Facilities Revenue Bonds, First Mortgage (Lutheran Homes Project),
                                                     6.625% due 5/01/2028                                                   $  1,848
====================================================================================================================================
Texas--5.6%             A1+       NR*         1,600  Harris County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                                     4.60% due 12/01/2025 (f)                                                  1,600
                        BB        Ba1         3,100  Houston, Texas, Airport System, Special Facilities Revenue Bonds
                                                     (Continental Airlines Terminal Improvement), AMT, Series B,
                                                     6.125% due 7/15/2027                                                      2,666
                        BBB-      Baa3        6,500  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                     Semiconductor), AMT, 6.375% due 4/01/2027                                 6,040
====================================================================================================================================
Virginia--8.2%          NR*       NR*         2,500  Dulles Town Center, Virginia, Community Development Authority,
                                                     Special Assessment Tax (Dulles Town Center Project),
                                                     6.25% due 3/01/2026                                                       2,324
                        NR*       NR*         4,215  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                                     (Port Facility--Zeigler Coal), 6.90% due 5/02/2022                        3,369
                        NR*       NR*         3,000  Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                     Exempt-Facility, AMT, Series A, 7.50% due 1/01/2014                       3,062
                                                     Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                        NR*       Ba1         6,200    First Tier, Sub-Series C, 6.25%** due 8/15/2033                           485
                        NR*       Ba1         6,200    First Tier, Sub-Series C, 6.25%** due 8/15/2034                           449
                        BBB-      Baa3       32,600    Senior Series B, 5.875%** due 8/15/2025                                 5,290
====================================================================================================================================
                        Total Investments (Cost--$188,220)--97.6%                                                            178,482

                        Other Assets Less Liabilities--2.4%                                                                    4,397
                                                                                                                            --------
                        Net Assets--100.0%                                                                                  $182,879
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FSA Insured.
(c)   Prerefunded.
(d) Represents an equity interest in the reorganization of Ponderosa Fibres PA. The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2000.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2000.
(g)   Non-income producing security.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of June 30, 2000
====================================================================================================================================
Assets:           Investments, at value (identified cost--$188,219,598) ...............................                $178,482,129
                  Cash ................................................................................                      67,103
                  Interest receivable .................................................................                   4,342,814
                  Prepaid expenses and other assets ...................................................                     319,075
                                                                                                                       ------------
                  Total assets ........................................................................                 183,211,121
                                                                                                                       ------------
====================================================================================================================================
Liabilities:      Payables:
                     Dividends to shareholders ........................................................ $    122,744
                     Investment adviser ...............................................................       90,634        213,378
                                                                                                        ------------
                  Accrued expenses and other liabilities ..............................................                     118,745
                                                                                                                       ------------
                  Total liabilities ...................................................................                     332,123
                                                                                                                       ------------
====================================================================================================================================
Net Assets:       Net assets ..........................................................................                $182,878,998
                                                                                                                       ============
====================================================================================================================================
Capital:          Common Stock, $.10 par value, 150,000,000 shares authorized; 19,596,732 shares issued
                  and outstanding .....................................................................                $  1,959,673
                  Paid-in capital in excess of par ....................................................                 215,506,215
                  Undistributed investment income--net ................................................                   1,051,146
                  Accumulated realized capital losses on investments--net .............................                 (25,900,567)
                  Unrealized depreciation on investments--net .........................................                  (9,737,469)
                                                                                                                       ------------
                  Total capital--Equivalent to $9.33 net asset value per share of Common Stock
                  (market price--$8.9375) .............................................................                $182,878,998
                                                                                                                       ============
====================================================================================================================================

See Notes to Financial Statements.


                                      8 & 9

                                        Apex Municipal Fund, Inc., June 30, 2000

STATEMENT OF OPERATIONS

                       For the Year Ended June 30, 2000
====================================================================================================================================
Investment             Interest and amortization of premium and discount earned .............                          $ 14,478,020
Income:
====================================================================================================================================
Expenses:              Investment advisory fees .............................................    $  1,244,851
                       Professional fees ....................................................          82,935
                       Accounting services ..................................................          65,832
                       Directors' fees and expenses .........................................          40,714
                       Transfer agent fees ..................................................          29,056
                       Printing and shareholder reports .....................................          28,078
                       Listing fees .........................................................          24,260
                       Custodian fees .......................................................          16,371
                       Pricing fees .........................................................           8,404
                       Other ................................................................          15,135
                                                                                                 ------------
                       Total expenses .......................................................                             1,555,636
                                                                                                                       ------------
                       Investment income--net ...............................................                            12,922,384
                                                                                                                       ------------
====================================================================================================================================
Realized &             Realized loss on investments--net ....................................                            (8,184,667)
Unrealized Loss on     Change in unrealized appreciation/depreciation on investments--net ...                           (12,015,330)
Investments--Net:                                                                                                      ------------
                       Net Decrease in Net Assets Resulting from Operations .................                          $ (7,277,613)
                                                                                                                       ============
====================================================================================================================================

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              For the Year
                                                                                                             Ended June 30,
                                                                                                      -----------------------------
                Increase (Decrease) in Net Assets:                                                        2000             1999
====================================================================================================================================
Operations:     Investment income--net ............................................................   $ 12,922,384    $ 12,310,663
                Realized gain (loss) on investments--net ..........................................     (8,184,667)      3,207,168
                Change in unrealized appreciation/depreciation on investments--net ................    (12,015,330)     (7,749,281)
                                                                                                      ------------    ------------
                Net increase (decrease) in net assets resulting from operations ...................     (7,277,613)      7,768,550
                                                                                                      ------------    ------------
====================================================================================================================================
Dividends to    Investment income--net ............................................................    (13,041,174)    (12,319,499)
Shareholders:                                                                                         ------------    ------------
                Net decrease in net assets resulting from dividends to shareholders ...............    (13,041,174)    (12,319,499)
                                                                                                      ------------    ------------
====================================================================================================================================
Common Stock    Net increase in net assets derived from capital stock issued to
Transactions:   shareholders in reinvestment of dividends .........................................             --         288,800
                                                                                                      ------------    ------------
====================================================================================================================================
Net Assets:     Total decrease in net assets ......................................................    (20,318,787)     (4,262,149)
                Beginning of year .................................................................    203,197,785     207,459,934
                                                                                                      ------------    ------------
                End of year* ......................................................................   $182,878,998    $203,197,785
                                                                                                      ============    ============
====================================================================================================================================
               *Undistributed investment income--net ..............................................   $  1,051,146    $  1,169,936
                                                                                                      ============    ============
====================================================================================================================================

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have
                   been derived from information provided in the
                   financial statements.                                                    For the Year Ended June 30,
                                                                               -----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                       2000       1999       1998       1997       1996
====================================================================================================================================
Per Share          Net asset value, beginning of year .......................  $  10.37   $  10.60   $  10.25   $  10.01   $  10.06
Operating                                                                      --------   --------   --------   --------   --------
Performance:       Investment income--net ...................................       .66        .63        .64        .64        .67
                   Realized and unrealized gain (loss) on investments--net ..     (1.03)      (.23)       .35        .26       (.06)
                                                                               --------   --------   --------   --------   --------
                   Total from investment operations .........................      (.37)       .40        .99        .90        .61
                                                                               --------   --------   --------   --------   --------
                   Less dividends from investment income--net ...............      (.67)      (.63)      (.64)      (.66)      (.66)
                                                                               --------   --------   --------   --------   --------
                   Net asset value, end of year .............................  $   9.33   $  10.37   $  10.60   $  10.25   $  10.01
                                                                               ========   ========   ========   ========   ========
                   Market price per share, end of year ......................  $ 8.9375   $  10.25   $  10.50   $ 9.9375   $  9.125
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================
Total Investment   Based on market price per share ..........................    (6.22%)     3.68%     12.42%     16.66%      4.54%
Return:*                                                                       ========   ========   ========   ========   ========
                   Based on net asset value per share .......................    (3.23%)     3.90%     10.03%      9.69%      6.87%
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================
Ratios to Average  Expenses .................................................      .81%       .81%       .86%       .79%       .90%
Net Assets:                                                                    ========   ========   ========   ========   ========
                   Investment income--net ...................................     6.71%      5.93%      6.08%      6.34%      6.66%
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...................  $182,879   $203,198   $207,460   $200,372   $195,565
Data:                                                                          ========   ========   ========   ========   ========
                   Portfolio turnover .......................................       20%        40%        34%        79%        56%
                                                                               ========   ========   ========   ========   ========
====================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                    10 & 11

                                        Apex Municipal Fund, Inc., June 30, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counter party does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2000 were $37,080,779 and $52,612,853, respectively.

Net realized losses for the year ended June 30, 2000 and net unrealized losses as of June 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                     Realized        Unrealized
                                                      Losses           Losses
--------------------------------------------------------------------------------
Long-term investments ................             $(8,184,667)     $(9,737,469)
                                                   -----------      -----------
Total ................................             $(8,184,667)     $(9,737,469)
                                                   ===========      ===========
--------------------------------------------------------------------------------

As of June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $9,737,469, of which $3,923,305 related to appreciated securities and $13,660,774 related to depreciated securities. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $188,219,598.

4. Common Stock Transactions:

At June 30, 2000, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the year ended June 30, 2000 remained constant and for the year ended June 30, 1999 increased by 27,181, as a result of dividend reinvestment.

5. Capital Loss Carryforward:

At June 30, 2000, the Fund had a net capital loss carryforward of approximately $20,691,000, of which $3,880,000 expires in 2001, $2,775,000 expires in 2002,
$1,754,000 expires in 2003, $7,057,000 expires in 2004, $1,312,000 expires in
2005, $938,000 expires in 2006 and $2,975,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On July 6, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.050309 per share, payable on July 28, 2000 to shareholders of record as of July 17, 2000.


                                    12 & 13

                                        Apex Municipal Fund, Inc., June 30, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Apex Municipal Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Apex Municipal Fund, Inc., as of June 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and the financial highlights present fairly, in all material respects, the financial position of Apex Municipal Fund, Inc. as of June 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 7, 2000


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions declared monthly by Apex Municipal Fund, Inc. during its taxable year ended June 30, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions declared by the Fund during its taxable year ended June 30, 2000.

Please retain this information for your records.


ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian & Transfer Agent

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

APX


                                    14 & 15

Apex Municipal Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.


Apex Municipal
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10955--6/00

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